 SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934
(Amendment No. )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

KRONOS BIO, INC.
(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Your **Vote** Counts!

KRONOS BIO, INC.

2022 Annual Meeting
Vote by June 21, 2022
11:59 PM ET

Kronos Bio, Inc.
1300 S EL CAMINO REAL, SUITE 400
SAN MATEO, CALIFORNIA 94402
UNITED STATES

D84916-P75085

You invested in KRONOS BIO, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 22, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 22, 2022
11:00 a.m. ET

Virtually at:
www.virtualshareholdermeeting.com/KRON2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Otello Stampacchia, Ph.D. 02) David Tanen 03) Roshawn Blunt	For
2. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of our named executive officers.	1 Year
3. To ratify the selection, by the Audit Committee of our Board of Directors, of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.	For

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D84917-P75085